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                                                                   Exhibit 10.29

                               AMENDMENT NO. ONE
                        TO PURCHASE AND SALE AGREEMENT
                            AND ESCROW INSTRUCTIONS

     THIS AMENDMENT is made this 30th day of September, 1999, by and between WAM!NET INC. ("Seller") and CCPRE-EAGAN, LLC ("Purchaser").

                                   RECITALS
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     Seller and Purchaser entered into that certain Purchase and Sale Agreement and Escrow Instructions (the "Purchase Agreement") dated September 30, 1999 regarding the sale and purchase of property located at 655 Lone Oak Drive, Eagan, Minnesota, as more specifically described in Purchase Agreement.

     Seller and Purchaser desire to amend the Purchase Agreement as set forth hereinbelow.

     NOW, THEREFORE, in consideration of One Dollar and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by both parties, Seller and Purchaser hereby agree as follows:

     1.)  Recitals.  The foregoing recitals are correct and are incorporated
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herein.

     2.)  Definitions.  Unless otherwise defined in this Amendment or unless the
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context otherwise requires, capitalized terms used in this Amendment shall have the same meaning as in the Purchase Agreement.

     3.)  Contract for Deed.  Purchaser shall purchase, and Seller shall sell,
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the Property pursuant to a contract for deed (the "Contract for Deed"). Seller and Purchaser shall execute and deliver counterparts of the Contract for Deed on the Closing Date. The Deed shall not be delivered to Purchaser on the Closing Date. Seller shall deposit the Deed in escrow with the Title Company to hold in trust for Seller pending full payment and performance by Purchaser under the Contract for Deed. Upon such full payment and performance, Seller shall authorize and instruct the Title Company to deliver the Deed to Purchaser.

     4.)  Closing.  Section 8.1 is hereby amended to change the Closing Date
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from September 3, 1999 to September 30, 1999.

     5.)  Nullification of Assignments.  In the event of a default by Purchaser
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under the Contract for Deed and cancellation of the Contract for Deed, (i) the assignment or other transfer by Seller to Purchaser of any other rights or benefits pertaining to the Property, including, but without limitation, contracts, development agreements, permits (including, but without limitation, the indirect source permit), warranties and any other rights, title, interest or benefits (collectively the "Rights") assigned or transferred by Seller to Purchaser, shall be deemed null and void and automatically reassigned and transferred by Purchaser to Seller, and (ii) Purchaser shall cooperate with Seller and execute such documents as reasonably requested to further
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evidence the assignment and transfer of the Rights back to Seller. This Section
5 shall survive closing and shall not merge with the Contract for Deed or any other closing document.

     6.)  Ratification.  As hereby amended, the Purchase Agreement is hereby
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ratified and affirmed by Seller and Purchaser.

     7.)  Facsimile Signatures.  Facsimile signatures on the Purchase Agreement
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and/or this Amendment shall be deemed effective and enforceable.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    SELLER:
                                    WAM!NET INC.

                                    By: ___________________________
                                        Its:

                                    PURCHASER:

                                    CCPRE-EAGAN, LLC

                                    By: ___________________________
                                        Its:

                                       2.